Artelo
BIOSCIENCES

Phone: +35314434604
E-mail: peter@artelobio.com
www.artelobio.com

Investor Presentation
May 11&12, 2017

Disclaimer

Statements in this Artelo Biosciences presentation that are not historical facts are "forward-looking statements" subject to risks/uncertainties. Such statements are based on current facts/analyses and other information that are based on forecasts of results, estimates of amounts not yet determined, and assumptions of management. Such statements are generally, but not always, identified by the words "expects", "plans", "anticipates", "believes", "intends", "estimates", and similar expressions or that events or conditions "will", "would", "may", "can", "could" or "should" occur. Information concerning reserve estimates may also be deemed to be forward looking statements, as it constitutes a prediction of what might be present when/if a project is actually developed.

It is important to note that actual outcomes and results could differ materially from those in such statements due to numerous factors beyond the Company's control including misinterpretation of data, inaccurate estimates of timelines, uncertainty of the requirements demanded by governmental agencies, Company's ability to raise financing, breach by third-parties, inability to retain employees/ consultants, competition for equipment, inability to obtain permits, delays in operations, problems with licensing agreements, the likelihood that no commercial markets exist for our products, and our ability to development products.

This presentation does not constitute or form a part of any offer or solicitation to purchase or subscribe for securities in the United States. The securities mentioned herein have not been, and will not be, registered under the Securities Act of 1933, as amended. They may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act. Company undertakes no obligation to publicly release the results of any revisions to these statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Company

Introduction

Artelo BIOSCIENCES

Company: **Public quoted in the US**

Science: **Endocannabinoid system modulation**

Focus: **Cannabinoid-based treatments**

Therapeutic areas: **Pain, Inflammation, GI, Cardiovascular, Stroke, Cancer**

Financing: **Bridge to planned larger financing in Q4'17**

Stock symbol: **ARTL**

Liabilities: **No debt**



US Headquarters: San Diego, California

European Hub: Dublin, Ireland

Highlights

Artelo BIOSCIENCES

Lead research program is a proprietary drug combination aimed to produce a synergy with cannabidiol (CBD)

Supply Agreement secures cGMP quality cannabinoid material for non-clinical and clinical research

Planning for clinical development in a rare and orphan disease. Orphan Drug Designation protection will convey market exclusivity (10 years in EU, 7 years in US)

Developing our own proprietary compounds with existing partnerships and new research collaborations

Worldwide, exclusive rights to intellectual property covering the CBD-based combination product candidate

Prioritizing rapidly achieved clinical endpoints for our development initiatives

Enabling patient access to the therapeutic potential of cannabis-based medicine

Participating in the cannabis-derived pharmaceutical sector which is projected to surpass $20 billion by 2020

Active research collaboration with the University of Nottingham, UK; Assessing other development programs from well known academic research institutions

Leadership

Management Team



Gregory Gorgas, President & CEO

Over 30 years of high-impact commercial and development experience as biotech veteran and entrepreneur, including global marketing leadership of Biogen's worldwide cancer business, commercial officer at Mast Therapeutics with orphan disease expertise, Theragence co-founder and director, and four significant first-in-class launches in addition to more than a dozen other successful product launches at IDEC, Chiron, Cetus and Upjohn.



Peter O'Brien, Senior Vice President, European Operations

Over 20 years in healthcare industry founding several successful recruitment firms including Driver & Labour Recruit and Hanrahan & O'Brien Consultants and Nursing Station. Founder of the very successful Medical Job Board.

Board of Directors

Artelo BIOSCIENCES



Connie Matsui, Board Chair

Serves on multiple pharmaceutical and nonprofit boards bringing executive leadership and general management expertise to her responsibilities. Chaired collaboration for the late stage development and commercialization of rituximab (MabThera/ Rituxan) in partnership with Roche and Genentech as well as Project Leader for Zevalin, the first radioimmunotherapy approved by the FDA.



Steven Kelly, Director

Founding CEO of Pinteon Therapeutics, an early stage Oncology and CNS development company. Held the position of CEO and CCO of three other biopharmaceutical companies including Theracrine, Biovex and Innovive. Deeply involved in all phases of the business across multiple therapeutic categories over last 30 years.

Scientific Advisors



Professor Saoirse O'Sullivan, PhD (University of Nottingham)

Researcher in development of cannabinoids for cancer, stroke, inflammation, and pain. Over 26 original research articles, 6 reviews and 3 book chapters on the topic of cannabinoid pharmacology. Named the International Cannabinoid Research Society Young Investigator of the year.



Dr. Martin Emanuele, PhD

More than 30 years of bio-pharmaceutical industry experience including over 20 years at the senior executive level at companies including CytRx Corp., Avanir Pharmaceuticals, Kemia Inc, Da Vita Inc and Mast Therapeutics. Awarded several US patents and drug development grants from the NIH and the US Food & Drug Administration. Led four original IND's for new chemical entities and been a key participant in the NDA approval for two first-in-class drugs.

The Science

What are Cannabinoids?

Artelo BIOSCIENCES

Cannabinoids refers to a group of substances that are structurally related to chemicals derived from the cannabis plant or that bind to cannabinoid receptors



CBD
THC
THCa
CBG
CBN
CBC
THCv
CBDa

Types of cannabinoids:

- endogenous (endocannabinoid)
- derived from the cannabis plant (phytocannabinoid)
- synthesized cannabinoids

What is Cannabidiol (CBD)?

Artelo BIOSCIENCES

- **Second most abundant chemical found in the flowering bud of the cannabis plant**
- **Does not cause the same psychotropic effects as THC**
- **Has a multiple effects in the body:**
  - anti-inflammatory
  - anti-oxidant
  - anxiolytic
  - analgesic
  - anti-epileptic
  - anti-tumoral
  - neuroprotectant
  - vasodilator


CBD
THC
THCa
CBG
CBN
CBC
THCv
CBDa

Therapeutic Potential of CBD

Artelo BIOSCIENCES

Beyond current clinical use in multiple sclerosis and epilepsy, non-clinical evidence supports CBD's potential for multiple therapeutic applications:

- Inducing tumour-cell specific cell death in vitro and in vivo in breast, lung and colon cancer, limiting cancer cell migration and metastases, reducing new blood vessel formation at tumours
- Reducing the onset and pancreatic inflammation associated with type 1 diabetes and reducing symptoms (cardiac and endothelial dysfunction, pain (neuropathy) and eye problems (retinopathy)) associated with type 1 and 2 diabetes
- Improving cardiac and vascular function and reducing blood pressure
- Offsetting the effects of ischaemia/reperfusion damage (lack of oxygen) in models of stroke, acute liver or kidney damage, and global hypoxia
- Reducing gastrointestinal inflammation and reducing nausea and vomiting and colonic hypermotility
- Reducing pain and inflammation in models of arthritis

Industry Sector

Medical Cannabis Industry

Artelo BIOSCIENCES

The global medical marijuana market size was valued at $11.4 billion in 2015 and is projected to grow with CAGR of 17.1% according to Grand View Research Medical Marijuana Industry Report.

- According to a recent report by Ackrell Capital the medical marijuana industry is projected to grow to $37 billion within five years and $50 billion within 10 years.
- The chronic pain segment held 39.6% of the revenue share in 2015.

U.S. medical marijuana market by application, 2013 - 2025 (USD Billion)



2.60
3.46
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Others
Cancer
Migrane
Arthritis
Chronic Pain

Federal prohibition of cannabis is expected to end by 2020 in the United States

Cannabidiol (CBD) Market Advantages

- According to Forbes, the CBD market will grow to a $2.1 billion market in consumer sales by 2020.
- Market rose from barely noticeable a few years ago to $90 million in consumer sales for CBD products in 2015. The CBD market grew 27% to reach $115 million across channels in 2016.



2016 CBD, Hemp and Medical Cannabis
KEY
Hemp/CBD not legal
CBD Only
Medical Cannabis legal but not 7606 Hemp compliant
7606 Hemp compliant but Medical Cannabis not legal
7606 Hemp compliant & Medical Cannabis legal
HempBusinessJournal

700% Growth

$2B Market

59% CAGR

Biopharma Cannabis Segment

Artelo BIOSCIENCES

CBD science is extensive with first-to-market potential available. Over the last two years there as been renewed interest and investment momentum yet large pharma still watches from sidelines.


Pharmaceutical/
Biotech
Cannabinoid
Market

- The biotech cannabis sector has attracted the most funding out of all the cannabis sectors.
- The Cannabis Biotech/ Pharma Market is expected to surpass $20 billion by 2020 according to Viridian Capital Advisors.
- Today, there are over 15 publicly traded companies that can be classified as biotechs in the cannabis sector. Only a handful are pursuing FDA pathway with cannabinoid.
- The cannabis biotech market is classified as part of the specialty pharmaceutical market, the fastest growing segment of the overall pharmaceutical industry.

Sector Leaders

Artelo
BIOSCIENCES

Market Capitalization

Market Capitalization	Company
$3B	GW Pharmaceuticals (GWPH)
$800M	Insys Therapeutics (INSY)
$562M	Axim Biotechnologies Inc (AXIM)
$122M	Zynerba Pharmaceuticals (ZYNE)
$118M	OWC Pharmaceuticals Research Corp (OWCP)
$9.29M	InMed Pharmaceuticals Inc (IMLFF)
$8.72M	Nemus Bioscience (NMUS)
	Teewinot Life Sciences

Sources: Company websites and press releases, as of May 6, 2017

Opportunity

Research Focus

Platform Interests:

- **Novel and proprietary CBD drug combinations**
- **CBD combined with other cannabinoids**
- **CBD administration via a patentable delivery method**
- **Other product candidates designed to modulate the endocannabinoid system**

Therapeutic Interests:

Cancer
Pain
Inflammation
Cardiovascular
Gastrointestinal diseases & conditions

Lead Development Program

Artelo BIOSCIENCES

Our lead research program is based upon a proprietary combination product strategy to produce a synergy with CBD



- Worldwide, exclusive rights to intellectual property covering the combination product candidate
- Patent-perfecting research and formulation efforts underway
- Planning meeting with FDA to obtain feedback on streamlined development strategy
- Pursuing development in a rare and orphan disease
- Program could be expanded to larger, more commonly occurring conditions

Capital – Up to $1,000,000 Raise

Capital expected to fund the next few months and to prepare for a $5-10M equity raise

Artelo Biosciences stock symbol: **ARTL**

Common Shares Issued & Outstanding: **9,800,000**

Current Pre-Money Valuation: **$4,000,000 USD based on $1M raise at $0.40 per share**

- Develop and procure additional intellectual property and perfect patents (one world wide license obtained and several others in process)
- Formulation activities on lead program and research activities related to filing investigational new drug application
- Manufacture clinical material for combo drug program with CBD supplier
- File Orphan Drug Applications in the US and EU
- Recruit additional experienced management (current management not taking any salaries and are participating in this raise)
- Engage contractors and service providers with specific expertise in regulatory, drug delivery methods, and clinical research
- General corporate purposes to support public listing and compliance
- Diligence and negotiations for additional licensing opportunities

Summary

Artelo BIOSCIENCES

- Public US biopharmaceutical company with offices in Dublin and San Diego
- Focused on cannabinoid-based drug development and commercialization
- Highly experienced and successful management, board, and scientific advisors
- Establishing key partnerships in research, manufacturing and delivery applications
- Lead program for orphan disease with expansion to more common disorders
- Building a broad range of development programs and intellectual property portfolio

Artelo

BIOSCIENCES

29 Fitzwilliam Street Upper
Dublin 2, Ireland
www.artelobio.com

Greg Gorgas (USA) 760.473.9803 gorgas@artelobio.com
Peter O'Brien (IRE) 083 140 6837 peter@artelobio.com